GOODWILL	12 Months Ended
Dec. 31, 2019
Goodwill [Abstract]
GOODWILL
4.          GOODWILL

In July 2017, the Company completed acquisition of certain subsidiaries for an aggregate consideration of $19,875. The excess of the purchase consideration against the estimated fair value of the net assets acquired was recorded as goodwill. The goodwill, which is not tax deductible, is primarily attributable to synergies expected to be achieved from the acquisition. The Company further acquired the remaining equity interest of these subsidiaries in 2017 and 2018.